SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 6, 2006

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(Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

                                                                                                                                             of incorporation)

13275 W. Colonial Drive, Winter Garden, Florida 34787

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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NA

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 31, 2006, the Board of Directors of Cordia Corporation, (“Cordia”) a Nevada corporation, appointed fellow board member, Gandolfo Verra, to serve as the Company’s Chief Financial Officer effective July 1, 2006.  This appointment was based on the Board’s belief that Mr. Verra’s extensive experience in accounting and telecommunications make him the ideal candidate for the position of Chief Financial Officer as Cordia continues to deploy its services globally and domestically.   This appointment is not governed by an employment agreement.

Mr. Verra has thirty (30) years of financial experience in a controller capacity and also as a supervisor of cost accounting. During the last twenty (20) years, Mr. Verra has served as controller for eLEC Communications Corp. (f/k/a Sirco International Corp.), a competitive local exchange carrier.  Mr. Verra has not been involved in any transaction with Cordia in which Mr. Verra has a direct or indirect interest and no familial relationship exists between Mr. Verra and his fellow officers and directors.  At this time, there are no proposed transaction of this nature contemplated between Cordia and Mr. Verra.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit No.                                       Title of Document

99.1                                                  Press Release dated July 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                             Cordia Corp.

                                                                                                                              By: /s/ Joel Dupré

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Date: July 6, 2006                                                                                                  Joel Dupré, Chief Executive Officer,

                                                                                                                               Duly Authorized Officer